SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report	May 19, 2005
( Date of earliest event reported)	May 19, 2005

Heartland Financial USA, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-24724	42-1405748
(Commission File Number)	(I.R.S. Employer Identification Number)

1398 Central Avenue, Dubuque, Iowa	52001
(Adress of principal executive offices)	(Zip Code)

(563) 589-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

    On May 18, 2005, the stockholders of Heartland Financial USA, Inc. (the "Company") approved the Heartland Financial USA, Inc. 2005 Long-Term Incentive Plan (the "Incentive Plan") and the Heartland Financial USA, Inc. 2006 Employee Stock Purchase Plan (the "Stock Purchase Plan").

A. The 2005 Long Term Incentive Plan

    Under the Incentive Plan, the Company can offer non-qualified and incentive stock options, stock appreciation rights, stock awards and cash incentive awards. The maximum number of shares of stock that may be delivered under the Incentive Plan is 1,000,000 shares of stock and any shares of stock that are represented by awards granted under the Heartland Financial USA, Inc. 2003 Stock Option Plan (“2003 Option Plan”) that are forfeited, expire or are canceled after the effective date without delivery or which results in the forfeiture of the shares of stock back to the Company under the terms of the applicable 2003 Option Plan.

    The Incentive Plan is meant to promote the long-term financial success of the Company and its subsidiaries by providing a means to attract, retain and reward individuals who can contribute to that success and to further align their interest with those of the Company’s stockholders. A summary description of the Incentive Plan can be found in the Company’s Proxy Statement for its Annual Meeting of Stockholders held on May 18, 2005 (the “2005 Proxy Statement”).

B. The 2006 Employee Stock Purchase Plan

The Stock Purchase Plan will replace the existing Heartland Financial USA, Inc. 1996 Employee Stock Purchase Plan, which expires January 1, 2006, and ensures employees will be able to continue to participate in a stock purchase plan. The Stock Purchase Plan provides employees the right to withhold a percentage of their compensation to be used to purchase shares of the Company’s common stock. There are five hundred thousand (500,000) shares of stock reserved for issuance and purchase under the Stock Purchase Plan, which may be currently authorized but unissued, or currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

The Stock Purchase Plan secures for the Company, its related companies and its stockholders the benefits of the incentive inherent in the ownership of common stock by employees. A summary description of the Stock Purchase Plan can be found in the 2005 Proxy Statement.

 Item 9.01 Financial Statements and Exhibits

 EXHIBITS
    10.01  Heartland Financial USA, Inc. 2005 Long-Term Incentive Plan

    10.02  Heartland Financial USA, Inc. 2006 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND FINANCIAL USA, INC.

Date: May 19, 2005	By:	/s/ John K. Schmidt
John K. Schmidt
Executive Vice President, COO and CFO